United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 1, 2021

HAGERTY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40244	86-1213144
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 Drivers Edge Traverse City, Michigan	49684
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 922-4050

Aldel Financial Inc.
105 S. Maple Street

Itasca, Illinois

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HGTY	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	HGTY.WS	The New York Stock Exchange

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 1, 2021 at 10:00 a.m., Eastern Time, Aldel Financial Inc. (“Aldel” or the “Company”) held a special virtual meeting of its stockholders (the “Special Meeting”) at which the stockholders voted on the following proposals, as set forth below, each of which is described in detail in the definitive proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on November 10, 2021, which was first mailed by the Company to its stockholders on or about November 10, 2021.

As of November 9, 2021, the record date for the Special Meeting, there were 14,947,500shares of common stock issued and outstanding and entitled to vote. There were 11,338,744 shares of common stock represented by proxy at the Special Meeting. The final voting results for each proposal submitted to the stockholders of the Company at the Special Meeting are included below.

Each of the proposals described below was approved by the Company’s stockholders.

Proposal 1 — The Business Combination Proposal — to adopt and approve: — the Business Combination Agreement, dated as of August 17, 2021 (the “Business Combination Agreement”), by and among Aldel, Aldel Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of Aldel (“Merger Sub”), and The Hagerty Group, LLC, a Delaware limited liability company (“Hagerty”), pursuant to which: (a) all of the outstanding equity interests of Hagerty will be exchanged for shares of Class V Common Stock and OpCo Units; (b) Merger Sub will be merged with and into Hagerty (the “Merger”), whereupon the separate limited liability company existence of Merger Sub shall cease and Hagerty shall be the surviving company (Hagerty following the Merger is sometimes hereinafter referred to as the “OpCo”) and continue its existence under the Delaware Limited Liability Company Act (the “LLC Act”); (c) the existing limited liability company agreement of Hagerty will be amended and restated in the form attached to the Business Combination Agreement, to, among other things, make Aldel a member of the OpCo; and (d) Aldel will change its name to Hagerty, Inc.(“New Hagerty”) (the Merger and the other transactions contemplated by the Business Combination Agreement are collectively referred to as the “Business Combination”). As a result of the Business Combination, New Hagerty will be the publicly traded reporting company in an “Up-C” structure. A copy of the Business Combination Agreement is attached to the Proxy Statement as Annex A. We refer to this proposal as the “Business Combination Proposal.”

For	Against	Abstain
11,338,744	300,950	210

Proposal 2 — The NYSE Proposal — to approve, for purposes of complying with applicable listing rules of the New York Stock Exchange, (a) the issuance of 250,000,000 shares of Class A Common Stock upon exchange of the Class V Common Stock and OpCo Units issued in connection with the Business Combination in accordance with the Exchange Agreement (as defined below) and (b) the issuance and sale of 70,385,000 shares of Class A Common Stock in a private offering of securities to certain investors in connection with the Business Combination, including shares of Class A Common Stock to certain Related Parties (as defined in the section titled “Proposal 2 — The NYSE Proposal” of the Proxy Statement, which will occur substantially concurrently with, and is contingent upon, the consummation of the transactions contemplated by the Business Combination Agreement (the “NYSE Proposal”).

For	Against	Abstain
11,337,546	301,950	1,120

Proposal 3 — The Charter Amendment Proposal — to approve and adopt, subject to and conditional on (but with immediate effect therefrom) approval of the Business Combination Proposal, the NYSE Proposal, the Directors Proposal and the Equity Incentive Plan Proposal and the consummation of the Business Combination, an amendment and restatement of Aldel’s amended and restated certificate of incorporation (the “Current Charter”), as set out in the draft amended and restated version of the Current Charter appended to the Proxy Statement as Annex B (the “Proposed Charter”), to, among other things, change the name of Aldel Financial Inc. to Hagerty, Inc. and effect the amendments relating to corporate governance described below in Proposal 4 (collectively, the “Charter Amendment Proposal”).

For	Against	Abstain
11,335,854	301,950	2,100

The Company also required the affirmative vote of a majority of the shares of Class A Common Stock then outstanding for the approval of the Charter Amendment Proposal. The final voting results of the shares of Class A Common Stock with respect to the Charter Amendment Proposal are included below:

For	Against	Abstain
8,460,854	301,950	2,100

Proposal 4 — The Advisory Charter Proposals — to approve and adopt, on a non-binding advisory basis, certain differences in the governance provisions set forth in the Proposed Charter, as compared to our Current Charter, which are being presented in accordance with the requirements of the SEC as six separate sub-proposals (which we refer to, collectively, as the “Advisory Charter Proposals”):

(i) increase Aldel’s authorized shares from 401,000,000 authorized shares to 500,000,000 authorized shares of Class A common stock, 300,000,000 authorized shares of Class V common stock and 20,000,000 authorized shares of preferred stock;

For	Against	Abstains
10,484,037	1,154,017	1,850

(ii) provide that each share of Class V common stock will be entitled to ten votes until the earlier of (a) the transfer of each such share other than to a Qualified Transferee (as defined in the Proposed Charter) and (b) 15 years from the date of effectiveness of the Proposed Charter;

For	Against	Abstain
10,472,987	1,164,424	2,493

(iii) provide that directors may be removed from office for any reason by the affirmative vote of the holders of at least a majority of the voting power of all then-outstanding shares of capital stock of New Hagerty entitled to vote generally in the election of directors, voting together as a single class until a Control Trigger Event (as defined in the Proposed Charter) occurs, after which directors may only be removed from office for cause by the affirmative vote of the holders of at least a majority of the voting power of all then-outstanding shares of capital stock of New Hagerty entitled to vote generally in the election of directors, voting together as a single class;

For	Against	Abstain
10,486,776	1,148,734	4,394

(iv) provide that the Bylaws of New Hagerty may be amended by the affirmative vote of the holders of at least a majority of the voting power of all then-outstanding shares of capital stock of New Hagerty entitled to vote generally in the election of directors, voting together as a single class until a Control Trigger Event occurs, after which the Bylaws may only be amended by the affirmative vote of the holders of at least 75% of the voting power of all then-outstanding shares of capital stock of New Hagerty entitled to vote generally in the election of directors, voting together as a single class;

For	Against	Abstain
10,274,230	1,363,420	2,254

(v) require the affirmative vote of holders of the majority of the voting power of the outstanding shares of capital stock for the amendment, alteration, change or repeal of any provision in the charter; provided, however, that upon a Control Trigger Event the affirmative vote of the holders of at least 75% of the voting power of all then-outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter, repeal or adopt any provision of the charter inconsistent with the purpose and intent of Article V, Article VI, Article VII or Article IX (including, without limitation, any such Article as renumbered as a result of any amendment, alternation, repeal or adoption of any other Article); and

For	Against	Abstain
10,273,620	1,363,930	2,354

(vi) delete the various provisions in Aldel’s current amended and restated certificate of incorporation applicable only to special purpose acquisition corporations (such as the obligation to dissolve and liquidate if a business combination is not consummated within a certain period of time);

For	Against	Abstain
11,353,522	284,430	1,952

Proposal 5 — The Directors Proposal — to vote to elect, effective as of the consummation of the Business Combination, Michael Angelina, Robert Kauffman, McKeel Hagerty, Michael Crowley, Michael Tipsord, Laurie Harris, Mika Salmi, Bill Swanson and Sabrina Kay, to serve on New Hagerty’s board of directors (we refer to this proposal as the “Directors Proposal”);

For	Against	Abstain
11,335,474	302,100	2,330

Proposal 6 — The Equity Incentive Plan Proposal — to approve and adopt the 2021 Equity Incentive Plan (the “Equity Incentive Plan”) a copy of which is attached to the Proxy Statement as Annex C (the “Equity Incentive Plan Proposal”);

For	Against	Abstain
10,580,858	1,056,434	2,612

Proposal 7 — The Employee Stock Purchase Plan Proposal — to approve and adopt the employee stock purchase plan (the “ESPP”), a copy of which is annexed to the Proxy Statement as Annex D (the “Employee Stock Purchase Plan Proposal”); and

For	Against	Abstain
11,355,664	282,533	1,707

Proposal 8 — The Adjournment Proposal — to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Business Combination Proposal, the NYSE Proposal, the Charter Amendment Proposal, the Equity Incentive Plan Proposal or the Employee Stock Purchase Plan Proposal. We refer to this proposal as the “Adjournment Proposal” and, together with the Business Combination Proposal, the NYSE Proposal, the Directors Proposal, the Charter Amendment Proposal, the Advisory Charter Proposals, the Equity Incentive Plan Proposal and the Employee Stock Purchase Plan Proposal, as the “Proposals.”

For	Against	Abstain
11,333,352	304,775	1,777

Item 8.01. Other Events

As of the end of the redemption period, as described in the Business Combination Agreement, public stockholders requested the redemption of 3,005,034 shares of common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALDEL FINANCIAL INC.

By:	/s/ Barbara E. Matthews
Name:	Barbara E. Matthews
Title:	SVP, General Counsel and Corporate Secretary

Dated: December 3, 2021